Performance Commentary | 1st Quarter 2022

Chang Suh, CFA, CEO and CIO

Michael Cook, CFA, FRM, Chief Portfolio Manager

April 22, 2022

Highlights

•	In the first quarter of 2022, inflationary pressures not seen in 40 years drove interest rates to their highest level in years, pushing investment grade fixed income returns deep into negative territory.
•	In this environment of significant volatility, the AFL-CIO Housing Investment Trust (HIT) outperformed its benchmark, the Bloomberg US Aggregate Bond Index (Bloomberg Aggregate or Benchmark) by 7 basis points (bps) on a gross basis and underperformed by 1 bp on a net of fees basis. For the first quarter, the HIT generated a gross return of -5.86% and net return of -5.94%, compared to the Benchmark’s -5.93%.[1]
•	The Federal Reserve’s shift in monetary policy to combat inflation caused the market to drastically reprice future rate expectations; consequently, rates rose rapidly and the yield curve bear flattened.
•	The HIT sought to position its portfolio to moderate these negative effects on returns by actively managing interest rate risk to be less than the Benchmark, overweighting adjustable-rate securities, and being biased toward both higher coupon mortgages and agency multifamily securities that have guaranteed balloon maturities, which mitigates extension risk.
•	Equity markets experienced their worst quarter since Q1 2020, which led to lower credit investments underperforming. Corporate bonds generated near-record losses given their long durations and wider yield spreads to Treasuries. The HIT continued to offer diversification away from corporate bonds as well as a superior credit quality, which benefitted relative returns for the quarter.
•	Spread assets including agency multifamily assets widened due to the volatility in the capital market environment. The Federal Reserve indicated balance sheet reduction in the coming months adding to the pressure on spread-related investments. The HIT is overweight in spread product and underweight Treasuries.
•	The HIT committed $48.5 million to two construction/substantial rehabilitation projects during the first quarter. As of March 31, 41 projects receiving HIT financing were under construction. These construction investments have enhanced the fundamental value of the portfolio by boosting yield while also generating union construction jobs and housing.
•	With a near 3% yield to worst and 88% agency/government credit portfolio, the HIT offers an attractive risk-return profile. The HIT continues to maintain a yield advantage compared to the Benchmark and to the credit equivalent AAA Component of the Bloomberg Aggregate (AAA Index) of 8 and 33 bps, respectively.

1 The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

2022 Q1 Portfolio Commentary

•	These are extraordinary times and significant volatility in asset prices is likely to continue. Inflation is projected to remain elevated above the Fed’s target in the near term given the continued supply chain constraints, rise in commodity prices – exacerbated by the Russia/Ukraine conflict, and a tight labor market. Given the uncertain path of interest rates and the elevated risk asset valuations in this rising rate environment, investments in high grade credit quality funds remain prudent.

1st Quarter Performance

The AAA Index represents the AAA Component of the Bloomberg US Aggregate Bond Index.

The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

The global effects of record accommodative monetary policy propelling the economy out of the pandemic and driving inflation to a 40-year high delivered one of the most challenging quarterly fixed income environments for managers in history. Total returns for investment grade fixed income strategies were significantly lower as interest rates rose across the curve. Quarterly returns for the Treasury component of the Bloomberg Aggregate were the lowest in over four decades. The HIT finished the 1st quarter with a total return of -5.86% and a net return of -5.94%, outperforming the Bloomberg Aggregate return of -5.93% by 7 bps gross of fees while underperforming by 1 bp net of fees. In this extraordinary environment, the HIT delivered competitive returns compared to its benchmarkand generated better returns than some of the largest core fixed income fund managers that invest in corporate credit—the worst performing sector in the Bloomberg Aggregate.

In addition to providing investors with diversification from corporate bonds, the HIT’s relative performance for the quarter also benefitted from the portfolio’s active interest rate risk management of short duration, overweight to adjustable-rate Libor/SOFR-based investments, and high credit quality, premium coupon FHA-insured permanent multifamily securities and agency residential mortgages, which performed well in the current environment with moderate extension risk. However, the HIT’s underweight to Treasuries and structural overweight to spread products were the largest detractors to relative performance as spreads softened with the hawkish shift in monetary policy. HIT’s relative performance to the AAA Index lagged by 56 bps on a gross basis given that Treasuries were the best performing sector in the Benchmark.

2022 Q1 Portfolio Commentary

Positive contributions to HIT’s 1st quarter relative performance vs. Bloomberg Aggregate included:

•	The portfolio’s ongoing yield advantage over the Blomberg Aggregate. As of March 31, 2022, the HIT had a relative yield advantage of 8 basis points (bps).
•	The portfolio’s underweight to corporate bonds, the worst performing major asset class in the Bloomberg Aggregate on an excess and total return basis. Corporates produced an excess return of -145 bps and a total return of -769 bps for the first quarter of 2022. The HIT does not invest in corporate bonds, whereas the Benchmark had an average allocation of 25.1% during the quarter.
•	The portfolio’s underweight to agency-insured fixed-rate single family MBS, the second worst performing major asset class in the Benchmark on an excess return basis with a -71-bps excess return for the quarter. During the quarter, the portfolio had an average allocation to the sector of 12.3% compared to 27.7% for the Bloomberg Aggregate.
•	The portfolio’s short relative duration versus the Benchmark as rates sold off across most of the curve. See “The Yield Curve – Treasuries” below.
•	The portfolio’s overweight to adjustable-rate securities with an average allocation of 10.4% during the first quarter of 2022, whereas the benchmark only has fixed rate assets.
•	The portfolio’s overweight to the highest credit quality sector (i.e. AAA-rated) of the investment grade universe, whose excess returns were the highest among the four credit ratings buckets (AAA, AA, A and BBB) of the Bloomberg Aggregate. Those returns were -30, -100, -120, and -159 bps, respectively. The HIT has an overweight with respect to the Benchmark in high credit quality investments. Approximately 91.3% of the HIT portfolio was AAA-rated or carried a government or Government-Sponsored Enterprise (GSE) guarantee on average during the quarter, compared to 72.3% for the Bloomberg Aggregate.

Negative impacts to HIT’s 1st quarter relative performance included:

•	Performance by agency multifamily MBS as nominal spreads to Treasuries widened. Spreads for Ginnie Mae construction/permanent loan certificates (CLC) and FHA/Ginnie Mae permanent loan certificates (PLC) widened by approximately 21 and 12 bps, respectively. Spreads for Fannie Mae Delegated Underwriting and Servicing (DUS) securities widened on longer maturity fixed-rate structures, with the benchmark 10/9.5s widening by approximately 16 bps. The HIT had an average allocation of 7.7% in fixed-rate single-asset CLCs, 10.4% to PLCs and 22.2% in fixed-rate single-asset DUS securities of various structures while the Benchmark has none.
•	The portfolio’s underweight to Treasuries as it was the best performing major asset class in the Bloomberg Aggregate on an excess return basis during the first quarter of 2022. The HIT had an average allocated of 5.5% to Treasuries during the quarter while the benchmark had an average allocation of 39.5%.
•	The portfolio’s overweight to spread assets as spreads widened to Treasuries. The HIT averaged 92.8% in spread assets during the quarter, compared to 60.5% in the Benchmark. All spread sectors in the Bloomberg Aggregate ended the quarter with negative excess returns.
Fundamentals March 31, 2022	HIT	Bloomberg	AAA Index		HIT	Bloomberg	AAA Index
CREDIT PROFILE				YIELD
US Government/Agency/AAA/Cash	91.2%	72.3%	100.0%	Current Yield	2.63%	2.50%	2.09%
				Yield to Worst	2.99%	2.91%	2.66%
INTEREST RATE RISK				CALL RISK
Effective Duration	6.21	6.50	6.03	Call Protected	78%	72%	62%

2022 Q1 Portfolio Commentary

Market Overview

After experiencing record-breaking GDP in 2021, global economic growth slowed during the first quarter as inflation rose at a record pace compounded by geopolitical tensions pressuring commodity prices higher. Financial conditions tightened significantly in this extraordinary capital market environment, also weighing on growth and expectations. Accordingly, Q1 2022 US GDP is projected to be about 1% following a Q4 2021 GDP of 6.9% – the highest annual increase since 1984 as the country emerged from the COVID-19 pandemic. The Federal Reserve is projecting the 2022 US real GDP to be 2.8%, while most economists are now projecting between 1% and 2%.

Inflation continued on its trajectory higher with CPI ending Q1 2022 at 8.5%, the highest quarterly level since 1981. As expected, the Fed concluded its monthly asset purchases at the beginning of March. Additionally, given the sustained elevated domestic inflation, it increased its forecast for rate hikes to seven in 2022 and ten in 2023, from the previous forecast of three and six, respectively.

Fixed income and equity markets struggled throughout the quarter as interest rates rose significantly driven by the hawkish Federal Reserve. Even equity market valuations, which were largely unaffected by higher rates in 2021, were unable to keep pace with the rise in rates. The S&P 500 fell quarter-over-quarter for the first time in two years.

The Yield Curve - Treasuries

The yield curve unprecedently bear-flattened in the first quarter as rates rose across the curve. The spread between 2- and 10-year yields closed at 0% for the first time since August 2019. The Federal Reserve accelerated their plans for monetary policy tightening due to the record high inflation in an effort to slow the economy, which resulted in a repricing of future rate expectations once again. The Fed increased its forecast to seven rate hikes through 2022 and over ten rate hikes through 2023. In addition, the Fed anticipates reducing the size of its balance sheet back toward normalization beginning in May/June of this year.

•	The 10- and 30-year US Treasury bonds closed the fourth quarter at 2.34% and 2.45%, respectively. During the quarter, the 2-, 5-, 10-, and 30-year rates increased by 160, 120, 83, and 55 bps respectively.

2022 Q1 Portfolio Commentary

•	The Federal Reserve’s balance sheet continued to reach new record levels throughout the first quarter and now stands at $9.0 trillion. However, given upcoming normalization, the Fed’s balance sheet will start winding down in future quarters.
•	Recently released minutes from the March Fed meeting provided strong signals regarding future balance sheet normalization, with participants in general agreement that the maximum runoff cap will be set at $95 billion per month ($60 billion in Treasuries, $35 billion in MBS), and will be phased in over the course of three months, all of which is likely to be officially announced at the next Fed meeting in May. This runoff pace is approximately double that of the prior tightening cycle in 2018 given the size of the balance sheet has doubled.

Yield Curve
3
2.5
2
1.5
1
0.5
0
2.335
2.46
2.429
2.338
2.448
2.086
1.436
1.903
1.263
1.51
1.468
0.732
1.236
0.889
0.249
Source: Bloomberg
2
5
7
10
30
6/30/2021
12/31/2021
3/31/2022

•	For the first time in more than five years, the US Treasury plans to scale back its debt issuance in 2022, driven by decreased pandemic-related fiscal spending. This should largely offset the lack of Federal Reserve asset purchases, but balance sheet sales will increase supply.
•	Mirroring a hawkish Fed and bear-flattening US yield curve, global central bank policy also skewed hawkish in the first quarter to combat global inflation pressures. This resulted in the developed markets sovereign yield curve bear-flattening and the amount of negative yielding global debt to hit $2.7 trillion — the lowest level since 2015 and $15 trillion lower than the peak in 2020.

Nasdaq vs 10yr UST
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
21,500
16,500
11,500
6,500
GT10 Govt (Left axis)
Nasdaq (Right axis)
Dec-19
Sep-20
Jun-21
Mar-22

Source: Bloomberg

Investment Grade Spreads: Multifamily

Agency multifamily relative performance was challenged in the first quarter relative to Treasuries as both FHA/Ginnie Mae and conventional GSE multifamily spreads widened due to a hawkish Fed and waning bank demand for duration. Agency CMBS issuance slowed as refinance volumes dried up due to materially higher mortgage rates, slightly offsetting less demand. Ultimately, agency multifamily excess return exceeded both residential MBS and corporates, but total returns for the sector were hurt by the long duration nature of most securities given the increase in US interest rates.

•	Conventional GSE multifamily securities experienced considerable widening in spread to Treasuries as long-term interest rates sold off throughout the quarter. The increased level of rates triggered less appetite for long duration securities from many investors, primarily bank buyers, which in turn pushed spreads wider.
•	FHA-insured multifamily permanent and construction-related MBS also experienced widening in nominal spreads during the quarter. FHA-insured construction-related MBS spreads remained attractive, as they continue to offer the widest yield spread of any agency MBS product (as shown

2022 Q1 Portfolio Commentary

on the chart), giving investors an opportunity to enhance risk-adjusted income without sacrificing credit quality.

Historical Multifamily Spreads
March 2019 - March 2022
Spreads to 10-Year Treasury in Basis Points
250
200
150
100
50
0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
Mar-19
Sep-19
Mar-20
Sep-20
Mar-21
Sep-21
Mar-22
GNMA Permanent
GNMA Construction/Permanent
FNMA Multifamily 10/9.5 DUS
10-year Treas (right axis)
Source: HIT, Securities Dealers and BarclaysLive

•

Total agency multifamily issuance for 2022 Q1 slowed dramatically versus Q1 2021 given the move higher in rates, coming in at $41 billion versus $62 billion a year prior.

•

2022 multifamily loan purchase caps for Fannie Mae and Freddie Mac will be $78 billion for each Enterprise. The 2022 caps, which increased from $70 billion for each Enterprise in 2021, are based on FHFA's projections of the overall growth of the multifamily originations market. To ensure a focus on affordable housing and traditionally underserved markets, FHFA will require that at least 50% of the Enterprises' multifamily business be affordable housing. FHFA will further require at least 25% of the Enterprises' multifamily business be affordable to residents at or below 60% of area median income, up from 20% in 2021.

Market Outlook

Capital markets face tremendous uncertainty given the ongoing tightening of monetary policy from the Federal Reserve, COVID-related global supply chain issues, and the geopolitical situation in Europe. The Federal Reserve expects to ramp up restrictive monetary policy throughout the rest of 2022 to combat the record rise in inflation. The market expects an even higher federal funds rate than the Fed’s most recent projections by year-end. By tightening policy, the Fed will slow economic growth, raising the risk of a recession in the next few years as businesses and consumers will be forced to adjust investing and spending.

Despite the tightening of monetary policy, inflation is expected to remain elevated throughout 2022 before moderating back towards the Fed’s 2% objective over the next few years. The Fed projects inflation to be 4.1% and 2.6% by 2022 and 2023 year-ends, respectively. Because of this higher inflation and restrictive monetary policy, the market expects interest rates will continue increasing over the next year. In a rising rate environment, investors should benefit from the HIT’s short relative duration position and increased allocation to adjustable-rate securities. In times of heightened market volatility, the HIT remains a prudent investment given the yield advantage, liquidity, diversification from corporate credit, and defensive positioning that we offer relative to other core fixed income managers.

Housing affordability remains severely challenged for a significant number of households and rental demand is increasing. The national affordable and workforce housing supply shortage should continue to spur development and provide opportunities for the HIT. The HIT’s competitive advantage is its ability to offer multiple financing structures for both construction and permanent loans and to invest

2022 Q1 Portfolio Commentary

directly, differentiating it from traditional fixed income managers that only purchase securities from the secondary market. The HIT remains focused on continually building an attractive portfolio consisting of fundamentally strong construction-related multifamily investments that generate attractive yield spreads over Treasuries and other credit-equivalent mortgage investments.

Market Data

First Quarter Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
US Treasuries	-5.58%	0	6.78
Agencies	-4.24%	-38	3.87
Single family Agency MBS (RMBS)	-4.97%	-71	5.18
Corporates	-7.69%	-145	8.15
Commercial MBS (CMBS)	-5.59%	-58	4.94
Asset-backed securities (ABS)	-2.88%	-31	2.28

Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	12/31/21	03/31/22	Change
3 Month	0.030%	0.482%	0.452%
6 Month	0.178%	1.009%	0.831%
1 Year	0.376%	1.595%	1.219%
2 Year	0.732%	2.335%	1.603%
3 Year	0.957%	2.512%	1.555%
5 Year	1.263%	2.460%	1.197%
7 Year	1.436%	2.429%	0.993%
10 Year	1.510%	2.338%	0.828%
20 Year	1.933%	2.599%	0.666%
30 Year	1.903%	2.448%	0.545%
Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing. The Bloomberg Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Bloomberg Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

2022 Q1 Portfolio Commentary

Portfolio Data as of March 31, 2022

Net Assets	$6,682.77 million
Portfolio Effective Duration	6.21 years	Convexity	0.24
Portfolio Average Coupon	2.55%	Maturity	10.63 years
Portfolio Yield to Worst[1]	2.99%	Portfolio Current Yield[1]	2.63%
Number of Holdings	940	Average Price[2]	96.77

Sector Allocations: 3

Multifamily MBS	74.28%	CMBS – Agency Multifamily*	68.01%
Agency Single-Family MBS	13.48%	Agency Single-Family MBS	13.48%
US Treasury	4.78%	US Treasury Notes/Bonds	4.78%
AAA Private-Label CMBS	1.21%	State Housing Permanent Bonds	4.58%
Multifamily Direct Const. Loans	4.43%	State Housing Construction Bonds	2.91%
Cash & Short-Term Securities	1.82%	Direct Construction Loans	4.43%
		Cash & Short-Term Securities	1.82%
		*Includes multifamily MBS (57.02%), MF Construction MBS (9.78%), and AAA Private-Label CMBS (1.21%).
Quality Distribution: [3]		Geographical Distribution of Long-Term Portfolio:[4]
US Government or Agency	86.01%
AAA	3.37%	East	17.61%
AA	4.37%	Midwest	22.14%
A	0.00%	South	10.82%
Not Rated	4.43%	West	8.80%
Cash	1.82%	National Mortgage Pools	40.63%

Portfolio Duration Distribution, by Percentage in Each Category: [3]				Maturity Distribution based on average life:
Cash	1.82%	5-5.99 years	16.30%	0 – 1 year	3.88%
0-0.99 years	12.52%	6-6.99 years	8.93%	1 – 2.99 years	8.45%
1-1.99 years	6.27%	7-7.99 years	10.47%	3 – 4.99 years	7.66%
2-2.99 years	3.73%	8-8.99 years	7.83%	5 – 6.99 years	18.03%
3-3.99 years	3.88%	9-9.99 years	2.78%	7 – 9.99 years	47.84%
4-4.99 years	15.20%	Over 10 years	10.26%	10 – 19.99 years	10.40%
				Greater than 20 years	3.74%

1 The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

2 Portfolio market value weighted by current face.

3 Based on total investments and including unfunded commitments.

4 Excludes cash and short-term equivalents, US Treasury and Agency securities.